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                                                                     EXHIBIT 4.1

    [NUMBER]                      [ENDWAVE LOGO]                       [SHARES]
    [EC 2000]

                              ENDWAVE CORPORATION

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

INCORPORATED UNDER THE LAWS        COMMON STOCK
 OF THE STATE OF DELAWARE                                     CUSIP  29264A 10 7

-------------------------------------------------------------------------------

THIS CERTIFIES THAT







IS THE RECORD HOLDER OF
--------------------------------------------------------------------------------

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.001-PAR VALUE, OF

                              ENDWAVE CORPORATION

TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.

WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURE OF ITS DULY AUTHORIZED OFFICERS.

                              CERTIFICATE OF STOCK


DATED:


/s/ Julianne Biagini
   -----------------------------
   VICE PRESIDENT AND SECRETARY              COUNTERSIGNED AND REGISTERED:
                                   [SEAL]      COMPUTERSHARE TRUST COMPANY, INC.
                                                P.O. Box 1596   TRANSFER AGENT
                                            Denver Colorado 80801  AND REGISTRAR

                                            BY
/s/     Edward A. Keible, Jr.
    -----------------------------
    PRESIDENT AND CHIEF EXECUTIVE OFFICER                   AUTHORIZED SIGNATURE

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                              ENDWAVE CORPORATION

          Upon request the Corporation will furnish any holder of shares of Common Stock of the Corporation, without charge, with a full statement of the powers, designations, preferences, and relative, participating, optional or other special rights of any class or series of capital stock of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights.

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM -- as rewards in common                          UNIF GIFT MIN ACT --...........Custodian...........
     TEN ENT -- as tenants by the entreaties                                         (Cust)             (Minor)
     JT TEN --  as joint tenants with rights of                                     under Uniform Gifts to Minors
                survivorship and not as tenants                                     Act .........................
                in common                                                                       (Cust)

    Additional abbreviations may also be used though not in the above list

FOR VALUE RECEIVED, ____________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

     PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
          ------------------------

          ------------------------

--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------SHARES
OF COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

------------------------------------------------------------------------ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED
       -------------------------------

IN PRESENCE OF

X                                           X
  ---------------------------------           ----------------------------------
                                              THE SIGNATURE TO THE ASSIGNMENT
                                              MUST CORRESPOND WITH THE NAME AS
                                     NOTICE:  WRITTEN UPON THE FACE OF THE
                                              CERTIFICATE IN EVERY PARTICULAR
                                              WITHOUT ALTERATION OR ENLARGEMENT
                                              OR ANY CHANGE WHATEVER

Signature(s) Guaranteed


By
   -------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM,
PURSUANT TO SEC RULE [ILLEGIBLE]


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